Exhibit 99.1

Kris Bevill, Public Relations 701.280.5076 (Office) :: 701.306.8561 (Cell) kris.bevill@alerus.com

ALERUS COMPLETES ACQUISITION OF Metro Phoenix Bank

Transaction Represents Largest Bank Acquisition in Alerus History

GRAND FORKS, N.D. & PHOENIX, A.Z. (July 1, 2022) – Alerus Financial Corporation (“Alerus”) (NASDAQ: ALRS) announced today it has completed the previously announced acquisition of MPB BHC, Inc. (OTC Pink: MPHX), the bank holding company for Metro Phoenix Bank. Founded in 2007, Metro Phoenix Bank is the largest full-service community bank headquartered in Phoenix, with approximately $453 million in total assets, $280 million in total loans, and $402 million in total deposits as of March 31, 2022. Metro Phoenix Bank operates one branch in Phoenix, serving small- and medium-sized businesses throughout the metro area.

The transaction represents the largest bank acquisition in Alerus’ history, and the twenty-fifth acquisition for Alerus since 2000. It is the first all-stock acquisition for Alerus, which began trading on Nasdaq in 2019.

Alerus has been operating in the Arizona market since 2009 through its wholly-owned banking subsidiary, Alerus Financial, N.A., and added Metro Phoenix Bank as part of its long-term plan to continually expand its four business segments—banking, retirement and benefits services, wealth management, and mortgage. The acquisition significantly increases its presence in Arizona. Alerus now has the fifth largest deposit market share in the Phoenix metropolitan statistical area (MSA) among community banks, with approximately $516 million in total deposits, and will operate three branch locations in Arizona (Phoenix, Scottsdale, and Mesa). Together, Alerus and Metro Phoenix Bank led the market in U.S. Small Business Administration 7(a) loan production volume in the first quarter of 2022, an area of lending which will continue to be a focus for Alerus.

“We are pleased to welcome the clients and employees of Metro Phoenix Bank to Alerus,” said Alerus President and Chief Executive Officer Katie Lorenson. “This talented team has a proven history of strong credit and organic growth. Our partnership will allow the Metro Phoenix Bank professionals to continue providing excellent service to their clients with expanded capacity and additional product offerings. We look forward to working together to strengthen our presence in one of the fastest growing metropolitan areas in the country. Alerus has a long history of successfully executing and integrating acquisitions, and we believe this combination will provide positive results for our shareholders, clients, and employees.”

Alerus expects to transition Metro Phoenix Bank client accounts to Alerus systems in the third quarter of 2022. Additional information will be provided to clients in advance of the conversion date to ensure a seamless transition. Steve Haggard, President and CEO of Metro Phoenix Bank, will join Alerus as President of its Arizona market, providing leadership continuity for Metro Phoenix Bank clients and employees. He will also join Alerus’ leadership team and contribute to Alerus’ long-term strategic decision making, including continued Arizona market growth.

“Our companies share similar business philosophies, so as we looked for a long-term partner, Alerus stood out as an acquirer of choice for the benefit of our clients, our employees, and our shareholders,” said Haggard. “Alerus provides the broader product offerings and resources our clients desire, along with an existing market presence and a long-term commitment to the area. Joining with Alerus means we can uniquely provide the right mix of banking, mortgage, wealth management, and retirement and benefits products and personalized service that businesses, their owners, and their employees need to reach their goals – now and into the future.”

D.A. Davidson & Co. served as financial advisor and Barack Ferrazzano Kirschbaum & Nagelberg LLP served as legal counsel to Alerus on the transaction. Raymond James & Associates, Inc. served as financial advisor and Spierer, Woodward, Corbalis, & Goldberg served as legal counsel to Metro Phoenix Bank.

About Alerus Financial Corporation and Alerus Financial, N.A.
Alerus Financial Corporation is a diversified financial services company headquartered in Grand Forks, N.D. Through its subsidiary, Alerus Financial, N.A., Alerus provides innovative and comprehensive financial solutions to businesses and consumer clients through four distinct business segments—banking, retirement and benefits services, wealth management, and mortgage. Alerus provides clients with a primary point of contact to help fully understand the unique needs and delivery channel preferences of each client. Clients are provided with competitive products, valuable insight, and sound advice supported by digital solutions designed to meet the clients’ needs. Alerus Financial banking and wealth management offices are in Grand Forks and Fargo, N.D., the Minneapolis-St. Paul, Minn. metropolitan area, and Scottsdale and Mesa, Ariz. Alerus Retirement and Benefits plan administration offices are in St. Paul, Minn., East Lansing Mich., and Littleton, Colo.

About MPB BHC, Inc. and Metro Phoenix Bank

Metro Phoenix Bank (“MPB”), established in 2007 and headquartered in Phoenix, Arizona, is a full-service community bank that caters to small- to mid-sized businesses and real estate professionals. MPB offers commercial clients a variety of services ranging from commercial real estate lending, outdoor media lending, SBA financing solutions, and a robust treasury management platform that includes a homeowners association / property management specialty program. MPB’s holding company, MPB BHC, Inc., is traded over the counter as “MPHX”.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long-term performance goals and the future plans and prospects of Alerus Financial Corporation.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the negative effects of the ongoing COVID-19 pandemic, including its effects on the economic environment, our clients, and our operations, including due to supply chain disruptions, as well as any changes to federal, state, or local government laws, regulations, or orders in response to the pandemic; our ability to successfully manage credit risk and maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the implementation of the new Current Expected Credit Loss Standard; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including rising rates of inflation; the overall health of the local and national real estate market; concentrations within our loan portfolio; the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid technological change in the financial services industry; increased competition in the financial services industry from non-banks such as credit unions and other Fintech companies; our ability to successfully manage liquidity risk, especially in light of recent excess liquidity at Alerus Financial, N.A.; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject; potential impairment to the goodwill we recorded in connection with our past acquisitions; the extensive regulatory framework that applies to us; the impact of recent and future legislative and regulatory changes; interest rate risks associated with our business, including the effects of recent and anticipated rate increases by the Federal Reserve; fluctuations in the values of the securities held in our securities portfolio; governmental monetary, trade and fiscal policies; severe weather, natural disasters, widespread disease or pandemics, such as the COVID-19 global pandemic, acts of war or terrorism, including the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative rates; changes to U.S. or state tax laws, regulations and guidance, including recent proposals to increase the federal corporate tax rate; talent and labor shortages and employee turnover; possible federal mask and vaccine mandates; our success at managing the risks involved in the foregoing items; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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